UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): May 17, 2006

                                BEXIL CORPORATION
             (Exact name of registrant as specified in its charter)


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
        Maryland                   File Number 001-12233            13-3907058
(State or other jurisdiction of   (Commission File Number)       (I.R.S. Employer
incorporation or organization)                                   Identification No.)
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11 Hanover Square, New York, New York                                 10005
(Address of principal executive offices)                            (Zip code)

       Registrant's telephone number, including area code: 1-212-785-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c

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Item 2.02. Results of Operations and Financial Conditions.

On May 17, 2006 Bexil Corporation (the "Company") issued a press release announcing financial results for the first quarter ended March 31, 2006. A copy of the May 17, 2006 press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this report on Form 8-K (including the exhibit) is being furnished pursuant to Item 5 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exihibits.

   Exhibit No.      Description


   99.1             Press Release issued by Bexil Corporation, dated
                    May 17, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 17, 2006                     BEXIL CORPORATION

                                    By: /s/Thomas O'Malley
                                        -----------------------
                                        Thomas O'Malley
                                        Chief Financial Officer
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                                  EXHIBIT INDEX

   Exhibit No.      Description
   -----------      ------------------------------------------------------------
   99.1             Press Release issued by Bexil Corporation, dated
                    May 17, 2006

Bexil Corporation Announces First Quarter 2006 Financial Results

NEW YORK - Bexil Corporation (AMEX: BXL) today reported its financial results for the first quarter ended March 31, 2006.

York

Bexil's primary holding since 2002 has been its fifty percent interest in privately held York Insurance Services Group, Inc. ("York"). York is an insurance services business process outsourcing company. Since the 1930's, York (through predecessor companies) has served as both an independent adjustment company and third party administrator providing comprehensive claims, data, and risk related services to insurance companies, self-insureds, and intermediaries throughout the United States. York's business units include the program management, licensed private investigation, recovery, environmental consulting, retail logistics and large/complex loss adjusting. Bexil's fifty percent interest in York is accounted for using the equity method and, therefore, York's financial results are not consolidated with Bexil's.

On April 28, 2006, the Company consummated the sale of its fifty percent interest in York to a newly formed entity controlled by a private equity fund and certain other investors for approximately $39 million in cash and realized a gain of approximately $36 million.

On May 2, 2006, Bexil announced its business acquisition parameters. See www.bexil.com.

Financial Results

Total revenues of $138,429 increased $75,208. The increase in revenue was comprised of an increase in dividend and interest income of $124,208 partially offset by a decrease in consulting and other fees of $49,000. The increase in dividend and interest income was attributable to larger investable cash balances and rising yields on our money market fund investments. Consulting and other revenue decreased due to the discontinuance of the Company's consulting arrangement with York. In 2005 the consulting fee was $150,000 per annum or $37,500 per quarter.

Total expenses of $470,197 increased $294,786 for the three months ended March 31, 2006 compared to total expenses of $175,411 for the three months ended March 31, 2005. Compensation and benefits increased $90,968. The increase was due to recognizing $38,604 in compensation expense for unvested stock options due to the adoption of SFAS 123(R) as of January 1, 2006 and to the increase in jointly used administrative and support functions incurred by Bexil affiliates and allocated to the Company. Professional expenses increased $196,869. This was due to an increase in audit, legal, and the York expense sharing agreement arising from the sale of York.

The Company's equity in the earnings of York increased $477,471 for the three months ended March 31, 2006, from $594,420 for the three months ended March 31, 2005 to $1,071,891. This increase is attributable to the increase York's net income for the same period.

Net income was $466,353 for the three months ended March 31, 2006 compared to net income of $470,487 for the three months ended March 31, 2005, representing a 0.9% decrease. Net income on a per-share diluted basis was $0.50 compared with $0.53.

At March 31, 2006, the Company had positive working capital of $12,514,836, total assets of $17,498,704, no long-term debt, and shareholders' equity of $16,862,283.

Bexil's 10-QSB for the first quarter 2006 ending March 31, 2006 may be accessed at www.sec.gov and at www.bexil.com.

About Bexil Corporation

Bexil is a holding company. More information about Bexil may be found at www.bexil.com. Approximately 25% of Bexil's shares are owned by Winmill & Co. Incorporated (OTC: WNMLA), which is engaged through subsidiaries in stock market and gold investing through its investment management of equity and gold mutual funds, as well as through proprietary securities trading.

Safe Harbor Note

Certain of the statements and predictions contained herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act. In particular, any statements, projections or estimates that include or reference the words "believes," "intends," "anticipates," "plans," "expects," "will," or any similar expression fall within the safe harbor for forward-looking statements contained in the Reform Act. Forward-looking statements are not guarantees of future performance and involve risks, uncertainties, and other factors, including those set forth below, which may cause our actual results, performance or achievements to be materially different from any future results, performance, or achievements expressed or implied by those statements. More information on potential risks and uncertainties is available in the Company's recent filings with the Securities and Exchange Commission, including its Form 10-KSB, quarterly Form 10-QSB reports and Forms 8-K.

Contact: Thomas O'Malley
         Chief Financial Officer
         1-212-785-0400, ext. 267
         tomalley@bexil.com
         www.bexil.com